Exhibit 10.19

FLORIDA POWER & LIGHT COMPANY 700 Universe Boulevard Juno Beach FL 33408	Page No: 1 / 5 Purchase Contract: 4600026817

Vendor Information
AIRBORNE RESPONSE LLC 3921 ALTON ROAD, SUITE 255 MIAMI BEACH FL 33140	Vendor Number: 3000093954 Phone Number: Fax Number:

Contract Number 4600026817
Contract Date: 08/23/2023 Validity Start date: 08/25/2023 Validity End Date: 08/24/2026	Incoterm: FREIGHT NOT APPLICABLE Payment Terms: Net 45 Days

General Information

Questions of a commercial or contractual nature may be directed to SCOTT SHAW Scott.Shaw@fpl.com

Ship To, Invoice To and Sales Tax information will be specified on each individual PO release against this Contract.

USE/PURPOSE:

This Purchase Document is entered into by and between FLORIDA POWER & LIGHT COMPANY (“Purchaser”), and the legal entity named in the “Vendor Information” section above in this Purchase Document (“Supplier”). For good and valuable consideration of one U.S. Dollar ($1.00), the receipt and sufficiency of which is hereby acknowledged by the parties, the arties do hereby agree as follows:

Purchaser may, from time to time during the period of the contract (“Term”) of this Purchase Document, as described above in Purchase Document, authorize Supplier to supply specific material(s), equipment and/or perform service(s) as described in a Release.

Each Release will incorporate and be subject to the General Conditions (as such term is defined below in this Purchase Document).

THIS PURCHASE DOCUMENT SHALL NOT BE CONSTRUED AS ANY (AND PURCHASER MAKES NO) REPRESENTATION, WARRANTY, COVENANT OR GUARANTEE OF ANY MINIMUM QUANTITY OF MATERIAL, EQUIPMENT OR SERVICES TO BE PROCURED OR SECURED FROM SUPPLIER BY PURCHASER UNDER THIS PURCHASE DOCUMENT, ANY RELEASE OR OTHERWISE.

COMPANY REPRESENTATIVES:

The Company Representative/Contract Coordinator is Eric Schwartz, at telephone number: (561) 904 - 3496, and email: eric.schwartz@fpl.com.

The Supplier Representative is Christopher Todd, at telephone number (305) 771 - 1120, and email at ctodd@airborneresponse.com.

TERMS AND CONDITIONS:

All Work provided under this Purchase Document shall be in accordance with the attached PURCHASER STANDARD TERMS AND CONDITIONS FOR SERVICES, REV. 08/03/23 (Florida Work) (“General Conditions”).

Any capitalized term used in this Purchase Document and not defined in this Purchase Document shall have the same meaning ascribed the capitalized term in the General Conditions.

Authorized Signature: Donald Benecchi	Date: 08/23/2023

DN:cn=Donald Benecchi, o, ou=ISC, email=don.benecchi@fpl.com, c=US Date: 2023.08.24 17:11:56 -04'00'

FLORIDA POWER & LIGHT COMPANY 700 Universe Boulevard Juno Beach FL 33408	Page No: 2 / 5 Purchase Contract: 4600026817

Contract Number: 4600026817

Vendor Name: AIRBORNE RESPONSE LLC

General Information

Any alternative, different, or additional terms and conditions referenced by Supplier in any Supplier proposal, quotation, or the like, or in subsequent Supplier correspondence are rejected and will not become part of this Purchase Document or the Release(s).

DESCRIPTION OF WORK:

Supplier shall supply specific goods, materials, equipment, and/or perform services to complete the Work as described in (i) this section, (ii) the line items listed below, or (iii) the referenced attachment(s) contained in this Purchase Document.

The Release shall specify the following (i) Work requirements with pricing breakdown, (ii) Schedule, (iii) Transportation Instructions, (iv) Packaging Requirements, (v) Invoicing Instructions, and (vi) Sales Tax applicability. Each Release referencing this Purchase Document shall incorporate and be subject to the requirements and terms and conditions referenced in this Purchase Document.

All Work specified in the Release is subject to the approval and acceptance of the agents located at the shipping location identified in the “Ship To Information” section in the Release.

All goods and services shall comply with all listed terms, specifications, guidelines and instructions outlined in this Purchase Document. Any exceptions to the listed terms, specifications, guidelines and instructions must be approved in writing by the Company Representative, and documented with a Change Form issued by the Company Representative. Company Representative reserves the right to make revisions and or technical changes to any item with advanced notice to the Supplier.

Supplier shall provide services to support “Drone Pole Inspection Program” in accordance with the following attachments:

Region: Tri County

- Purchaser Standard Terms and Conditions for Services, Rev. 08/03/2023

- Supplemental Terms for Unmanned Aircraft System Work in the U.S.

- Supplier Safe & Secure Workplace Policy, Rev. 4/7/15

- UAS Pole Inspection Program 2023 RFP

- CCO Request Template Rev. 1-31-22.xlsx

- Contractor Safety Plan 3-4-22.docx

- Exhibit C-1 - Project Controls Requirements Rev. 3-3-22.docx

- Exhibit D - Quality Plan Requirements Rev. 7-14-20 (Final).docx

- Exhibit L-2 Scope Change Process Flow Rev 4-7-21.vsd

- Addendum No. 1

- Addendum No. 2

PRICING/COST SCHEDULE:

The Supplier’s cost associated with the Work performed is described in (i) this section, (ii) the line items listed below, or (iii) the referenced attachment(s) contained in this Purchase Document. Any cost associated with the Work shall not change without an authorized Change Form by the Company Representative.

All pricing shall be in United States Dollar (USD).

Each line item unit cost shall remain firm through the Term of this Purchase Document.

INVOICING:

Supplier shall not submit an invoice on any Release from this Purchase Document. Supplier shall perform electronic confirmations in lieu of submitting actual invoices for Work performed. Electronic confirmations shall be submitted by Supplier at www.FPL.com/suppliers and shall include any applicable, or required, attachments (documentation of charges, lien waivers, etc.). Electronic confirmations shall be reviewed by Purchaser personnel. Electronic confirmations which are entered incorrectly or without proper documentation shall be rejected, with explanation, and returned to Supplier for re-submittal by Supplier.

FLORIDA POWER & LIGHT COMPANY 700 Universe Boulevard Juno Beach FL 33408	Page No: 3 / 5 Purchase Contract: 4600026817

Contract Number: 4600026817

Vendor Name: AIRBORNE RESPONSE LLC

General Information

SAFETY REQUIREMENTS:

In addition to Supplier’s safety obligations set forth in the General Conditions, the following referenced and attached safety requirements shall apply to Work performed at Purchaser Jobsite:

Supplier Safe & Secure Workplace Policy, Rev. 417/15

Supplier personnel are required to present photo identification to enter plant property.

CHANGES TO THE PURCHASE DOCUMENT:

Changes to the language, conditions, and/or terms of this Purchase Document shall only be approved upon written receipt of a Change Form issued by the Company Representative.

Any alternative, different, or additional terms and conditions referenced by Supplier in any Supplier proposal, quotation, or the like, or in subsequent Supplier correspondence are rejected and will not become part of this Purchase Document.

Changes to the scope of a Release issued from this Purchase Document shall only be performed upon receipt of a Change Form issued by the Company Representative.

OPTION TO RENEW:

Purchaser reserves the sole right to extend this Purchase Document for 2 year(s) beyond the Term. Purchaser shall notify Supplier prior to the Validity End Date of their intent to extend this Purchase Document.

ATTACHMENTS:

PURCHASER STANDARD TERMS AND CONDITIONS FOR SERVICES, REV. 08/03/23 (Florida Work)

Supplemental Terms for Unmanned Aircraft System Work in the U.S.

Supplier Safe & Secure Workplace Policy, Rev. 417/15

UAS Pole Inspection Program 2023 RFP

CCO Request Template Rev. 1-31-22.xlsx

Contractor Safety Plan 3-4-22.docx

Exhibit C-1 - Project Controls Requirements Rev. 3-3-22.docx

Exhibit D - Quality Plan Requirements Rev. 7-14-20 (Final).docx

Exhibit l-2 Scope Change Process Flow Rev 4-7-21.vsd

Addendum No. 1

Addendum No. 2

ACKNOWLEDGEMENT:

Supplier is required to sign and return the signed acknowledgment copy of this Purchase Document to the Purchaser procurement agent. Failure to follow these instructions may prevent processing of Supplier’s invoice(s) for this Purchase Document.

Asa duly authorized representative of Supplier, the undersigned acknowledges and accepts the terms of this Purchase Document, its

FLORIDA POWER & LIGHT COMPANY 700 Universe Boulevard Juno Beach FL 33408	Page No: 4 / 5 Purchase Contract: 4600026817

Contract Number: 4600026817

Vendor Name: AIRBORNE RESPONSE LLC

General Information

Either party hereto may choose to transmit its order, release or acknowledgment documents electronically by EDL, Email or facsimile (fax). The parties agree that any such document transmitted via EDI, email, or fax will be considered original and signed by a party when received electronically by the other party. Neither party will contest the validity or enforceability of such documents based upon their electronic delivery or signature.

Item	Description	Target Quantity	UM	Unit Price	Amount
1

0-000-163-632

S-LIDAR SERVICES

Mission Option 1 - Per Pole,NA

PROVIDE IMAGES OF ONLY SPECIFIC CONDITIONS IDENTIFIED AT POLE OR ALONG FEEDER LINE AND ENTER ALL FINDINGS TO CONDITION ASSESSMENT (CA) DATABASE. CONDITION LIST WILL BE SUPPLIED TO VENDOR. ALL IMAGES MUST ALSO BE UPLOADED TO IMAGE DATABASE.

			EA	$ 6.80 / 1 EA	$

2

0-000-163-633

S-LIDAR SERVICES

Mission Option 2 - Per Pole,NA

PROVIDE IMAGES AT EVERY POLE AND OF EVERY PIECE OF EQUIPMENT ALONG THE FEEDER LINE AND UPLOAD TO IMAGE DATABASE. FOR ANY CONDITIONS IDENTIFIED BASED ON SUPPLIED CONDITION LIST, ENTER INTO TO CONDITION ASSESSMENT (CA) DATABASE.

			EA	$ 7.80 / 1 EA	$

3	0-000-163-634 S-LIDAR SERVICES Mission Option 3 - Per Pole,NA PROVIDE IMAGES AT EVERY POLE AND OF EVERY PIECE OF EQUIPMENT ALONG THE FEEDER LINE AND UPLOAD TO IMAGE DATABASE		EA	$ 5.54 / 1 EA	$

FLORIDA POWER & LIGHT COMPANY 700 Universe Boulevard Juno Beach FL 33408	Page No: 5 / 5 Purchase Contract: 4600026817

Contract Number: 4600026817

Vendor Name: AIRBORNE RESPONSE LLC

General Information

Item	Description	Target Quantity	UM	Unit Price	Amount
4

0-000-163-635

S-LIDAR SERVICES

Mission Option 1 - Per Mile,NA

PROVIDE IMAGES OF ONLY SPECIFIC CONDITIONS IDENTIFIED AT POLE OR ALONG FEEDER LINE AND ENTER ALL FINDINGS TO CONDITION ASSESSMENT (CA) DATABASE. CONDITION LIST WILL BE SUPPLIED TO VENDOR. ALL IMAGES MUST ALSO BE UPLOADED TO IMAGE DATABASE.

			MI	$ 238.95 / 1 MI	$

5

0-000-163-636

S-LIDAR SERVICES

Mission Option 2 - Per Mile,NA

PROVIDE IMAGES AT EVERY POLE AND OF EVERY PIECE OF EQUIPMENT ALONG THE FEEDER LINE AND UPLOAD TO IMAGE DATABASE. FOR ANY CONDITIONS IDENTIFIED BASED ON SUPPLIED CONDITION LIST, ENTER INTO TO CONDITION

ASSESSMENT (CA) DATABASE.

			MI	$ 273.95 / 1 MI	$

6	0-000-163-637 S-LIDAR SERVICES Mission Option 3 - Per Mile,NA PROVIDE IMAGES AT EVERY POLE AND OF EVERY PIECE OF EQUIPMENT ALONG THE FEEDER LINE AND UPLOAD TO IMAGE DATABASE		MI	$ 193.95 / 1 MI	$

7	0-000-020-030 S-DSBN LINE CONSTRUCT HOURLY RATE HOURLY RATE		HR	$ 183.75 / 1 HR	$